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                          SECURITIES AND EXCHANGE COMMISSION


                                WASHINGTON, D.C. 20549


                                       FORM 8-K


                                    CURRENT REPORT


                        PURSUANT TO SECTION 13 OR 15(d) OF THE
                           SECURITIES EXCHANGE ACT OF 1934

                           Date of Report:  April 13, 1997

                   AmeriCredit Automobile Receivables Trust 1996-B
                (Exact Name of Registrant as specified in its charter)


         United States                  33-98620               88-0359494
(State or Other Jurisdiction        (Commission File        (I.R.S. Employer
      of Incorporation)                  Number)         Identification Number)


                           c/o AmeriCredit Financial Services, Inc.
                                  Attention: Daniel E. Berce
                                      200 Bailey Avenue
                                    Fort Worth, TX  76107
                                    (Address of Principal
                                      Executive Office)

                                       (817) 332-7000
                                  Registrant's phone number

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Item 5.       Other Events

    Information relating to distributions to Certificateholders for the March, 1997, Collection Period of the Registrant in respect of the Asset Backed Certificates (the "Certificates") issued by the Registrant, and the performance of the Receivables held by the Registrant, together with certain other information relating to the Certificates, is contained in the Servicer's Certificate for the referenced Collection Period provided to Certificateholders pursuant to the Pooling and Servicing Agreement dated as of April 30, 1996 between AFS Funding Corp., as Seller, AmeriCredit Financial Services, Inc., as Servicer, and LaSalle National Bank, as Trustee (the "Agreement").

Item 7.       Financial Statements, Exhibits

    Exhibit No.    Exhibit
    -----------    -------
            1.     Servicer's Certificate for the March, 1997 Collection Period
                   relating to the Certificates issued by the Registrant pursuant to the Agreement.



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                                    EXHIBIT INDEX

Exhibit
-------

    1. Servicer's Certificate for the March, 1997 Collection Period relating to the Certificates issued by the Registrant.


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                                      SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


AmeriCredit Automobile Receivables Trust 1996-B

By:  AmeriCredit Financial Services, Inc., as Servicer



/s/ Daniel E. Berce
    Daniel E. Berce
    Executive Vice President,
    Chief Financial Officer
    and Treasurer



April 16, 1997